SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 27, 2005

BOE FINANCIAL SERVICES OF VIRGINIA, INC.

(Exact name of registrant as specified in charter)

Virginia	000-31711	54-1980794
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

323 Prince Street, Tappahannock, Virginia	22560
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 443-4343

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Material Event

On June 27, 2005, BOE Financial Services of Virginia, Inc. announced construction will begin on a new corporate headquarters. The new complex will serve as a retail main office for banking services and an administrative building for parent company management.

The information furnished herein, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOE FINANCIAL SERVICES OF VIRGINIA, INC.

DATE: June 27, 2005	By:	/s/ BRUCE E. THOMAS
Bruce E. Thomas Secretary, Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number
99.1	Press Release, dated June 27, 2005, issued by BOE Financial Services of Virginia, Inc.